                                                                    EXHIBIT 23.4

                         CONSENT OF ERNST & YOUNG LLP
                             INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 6, 1998, included in the Proxy
Statement/Prospectus of Richmond County Financial Corp. that is made a part of the Registration Statement (Form S-4) for the registration of 1,616,846 shares of its common stock.

                                     /s/ Ernst & Young LLP
                                     ---------------------
                                     Ernst & Young LLP

New York, New York
January 29, 1999